DERIVATIVE INSTRUMENTS (Schedule of Fair Value of Derivative Instruments) (Details) - Foreign Exchange [Member] - Forward Contracts [Member] - Other current assets (liabilities) [Member] - USD ($)
$ in Thousands
		Dec. 31, 2017	Dec. 31, 2016
Derivative [Line Items]
Fair value of derivative instruments, assets	[1]	$ 170
Fair value of derivative instruments, liabilities	[1]		$ (102)

[1]	To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses. The forward contracts are expected to occur at various dates within the following twelve months.